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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2004

Infinium Labs, Inc.

(Exact name of registrant as specified in its charter)

          Delaware                                                         000-50535                                                             65-1048794

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(State or other jurisdiction                             (Commission File Number)                                       (IRS Employer

     of incorporation)                                                                                                                           Identification No.)

2033 Main Street, Suite 309, Sarasota, Florida 34237

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (941) 917-0788

Copies to:

Darrin M. Ocasio, Esq.

Sichenzia Ross Friedman Ference LLP

1065 Avenue of the Americas

New York, New York 10018

Phone: (212) 930-9700

Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEC 873  (6-04)

Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Item 1.01 Entry into a Material Definitive Agreement.

On December 16, 2004, we closed on a transaction pursuant to a Securities Purchase Agreement, dated as of December 13, 2004,with several accredited investors pursuant to which those accredited investors lent an aggregate principal amount of $1,160,000 to us in exchange for (i) 8% convertible debentures Series 04-02 in that aggregate principal amount, and (ii) Class 2004-A (“Class A”) warrants to purchase 5,437,487 shares of our common stock, Class 2004-B (“Class B”) warrants to purchase 5,437,487 shares of our common stock and Class 2004-C (“Class C”) warrants to purchase 5,437,487 shares of our common stock.  The aforementioned securities were issued to the Lender by us pursuant to Rule 506 of Regulation D as promulgated under the Securities Act of 1933, as amended (the “Act”), and/or Section 4(2) of the Act.

The debentures bear interest at 8% per annum and mature on December 16, 2005.  The debentures are convertible into shares of our common stock, par value $.0001 per share, at a price equal to 75% of the lowest closing price of our common stock during the 5 trading days ending on the trading day immediately before the conversion date; provided, however, that in no event will the conversion price be (x) more than $.266667 per share or (y) until the earlier of (I) the date which is 4 months after the closing date, (II) the date after the closing date on which we file a registration statement on Form S-8, or (III) the date on which we first issue a mandatory conversion notice, lower than $.106667 per share (as each such amount may be adjusted from time to time as provided in the debentures).

Each of the warrants is exercisable until December 31, 2009, except that after the effective date of the registration statement which we have agreed to file for the resale of the investors’ shares, we may accelerate the expiration date of the Class B and Class C warrants to a date at least 3 trading days after the investor’s receipt of that notice.  The initial per share exercise prices of the warrants are:  Class A - $.266667; Class B -  $0.75; and Class C -  $1.00. The exercise price of the warrants will be adjusted from time to time as provided in the warrants, such as in the event of any stock split or reverse stock split, stock dividend, reclassification of common stock, recapitalization, merger or consolidation.  In addition, the exercise price of the warrants will be adjusted in the event that we spin off or otherwise divest ourselves of a material part of our business or operations or dispose all or a portion of our assets.

Under the Securities Purchase Agreement we agreed that if, during the period beginning on the closing date and ending 90 days after the effective date of the registration statement, we entered into another financing transaction that would be considered a “Lower Price Transaction” as defined in the Securities Purchase Agreement, the conversion price on any unconverted debentures and the exercise price of any unexercised Class A warrants would be adjusted, as provided in the Securities Purchase Agreement.

Under the Securities Purchase Agreement, we also agreed to not execute an agreement or otherwise to enter into any new transaction which is an equity line or credit line transaction from a period beginning on the closing date and ending 30 days after the effective date of the registration statement.

We also agreed to reserve from our authorized but unissued shares of common stock at all times, 150% of the sum of the number of shares which might be needed for conversion of principal and interest on the then outstanding debentures, plus the number of shares subject to exercise of the then outstanding warrants.

In addition, we entered into a Registration Rights Agreement, dated as of December 13, 2004, pursuant to which we are obligated to prepare and file a registration statement no later than 30 days after the closing date registering the number of shares of our common stock which is at least equal to the sum of (x) 200% of the number of shares into which the debentures (including assumed interest through the maturity date of the debentures) would be convertible at the time of filing such registration statement based on the conversion price then in effect, (y) the number of warrant shares covered by the Class A, Class B, Class C and additional warrants, if any, and (z) the number of other issuable shares as of the date of filing of the registration statement or any amendment thereto.  We are also obligated to cause such registration statement to be declared effective by the SEC no later than the earlier of (Y) 5 days after oral or written notice by the SEC that it may be declared effective or (Z) 90 days after the closing date.

If the registration statement is not filed within 30 days after the closing date or declared effective within the time specified in the preceding paragraph, we are required to make payments to the investors equal to 2% of the purchase price and an additional 2% of the purchase price for each subsequent period as to which the registration statement has not be filed or declared effective on the prescribed date.  These payments, if any, may be made by the issuance of shares of our common stock under certain circumstances.

The timely and full fulfillment of the Company’s obligations pursuant to the debentures have been personally guaranteed by Timothy M. Roberts, an officer and director of the Company, pursuant to the Personal Guarantee of Guarantor dated as of December 13, 2004.  This guaranty will terminate if certain specified events occur.

In addition, we issued one common stock purchase warrant to purchase an aggregate of 232,000 shares of our common stock at an initial exercise price of $0.50, subject to further adjustments as provided for in the warrant, to a finder as a finder’s fee.

We received gross proceeds of $1,160,000 and out of such proceeds, $608,630.14 was paid to certain of our bridge lenders, $92,800 was paid to a finder as a finder’s fee and $79,500 was paid to cover legal and other expenses.  Accordingly, we received net proceeds of $379,069.86.

Item 2.03 Creation of a Direct Financial Obligation.

See Item 1.01 above.

Item 3.02 Unregistered Sales of Equity Securities.

See Item 1.01 above.

Item 9.01 Financial Statements and Exhibits.

(a)

Financial statements of business acquired.

Not applicable.

(b)

Pro forma financial information.

Not applicable.

(c)

Exhibits.

Exhibit Number	Description
4.1	Securities Purchase Agreement dated as of December 13, 2004 by and between Infinium Labs, Inc. and the investors named on the signature page thereto.
4.2	Registration Rights Agreement dated as of December 13, 2004 by and between Infinium Labs, Inc. and the investors named on the signature page thereto.
4.3	Form of 8% Convertible Debenture of Infinium Labs, Inc. with Personal Guarantee by Timothy M. Roberts.
4.4	Form of Class 2004-A Warrant of Infinium Labs, Inc.
4.5	Form of Class 2004-B and Class 2004-C Warrant of Infinium Labs, Inc.
4.6	Form of Additional Warrant of Infinium Labs, Inc.
4.7	Form of Common Stock Purchase Warrant of Infinium Labs, Inc. issued to a finder

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Infinium Labs, Inc.

Date: December 22, 2004

 /s/ Timothy M. Roberts

Timothy M. Roberts

Chief Executive Officer

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